UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 4, 2019
Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-8641 (Commission File Number)	82-0109423 (IRS Employer Identification No.)

104 S. Michigan Avenue
Suite 900
Chicago, Illinois 60603
(Address of Principal Executive Offices)
(312) 489-5800
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	CDE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

On June 4, 2019, Coeur Mining, Inc. (“Coeur” or the “Company”) completed its previously announced “at the market” offering of $50.0 million of its common stock, par value $0.01 per share (the “Offering”). The Offering was conducted pursuant to an Equity Distribution Agreement, entered into on May 20, 2019 between the Company and Citigroup Global Markets Inc. as the sales agent. The Company sold a total of 16,630,444 shares in the Offering, raising net proceeds (after sales commissions) of $49.0 million.

The Company intends to use the net proceeds from the Offering to reduce outstanding indebtedness and for general working capital purposes.

Cautionary Note Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K contains forward-looking statements within the meaning of securities legislation in the United States and Canada, including Coeur’s intended use of proceeds of the Offering. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Coeur’s actual results, performance or achievements, including its use of proceeds, to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks, uncertainties and other factors include the risks and hazards inherent in the mining business (including risks inherent in developing large-scale mining projects, environmental hazards, industrial accidents, weather or geologically related conditions); changes in the market prices of gold, silver, zinc and lead and a sustained lower price environment; the uncertainties inherent in the Company’s production, exploratory and developmental activities, including risks relating to permitting and regulatory delays (including the impact of government shutdowns), ground conditions and grade variability; any future labor disputes or work stoppages (involving the Company and its subsidiaries or third parties); the uncertainties inherent in the estimation of gold, silver, zinc and lead reserves and mineralized material; changes that could result from the Company’s future acquisition of new mining properties or businesses; the loss of access to any third-party smelter to whom the Company markets silver and gold; the effects of environmental and other governmental regulations; the risks inherent in the ownership or operation of or investment in mining properties or businesses in foreign countries; and the Company’s ability to raise additional financing necessary to conduct its business, make payments or refinance its debt., as well as other uncertainties and risk factors set out in filings made from time to time with the United States Securities and Exchange Commission, and the Canadian securities regulators, including, without limitation, Coeur’s most recent reports on Form 10-K and Form 10-Q. Actual results, developments and timetables could vary significantly from the estimates presented. Readers are cautioned not to put undue reliance on forward-looking statements. Coeur disclaims any intent or obligation to update publicly such forward-looking statements, whether as a result of new information, future events or otherwise. Additionally, Coeur undertakes no obligation to comment on analyses, expectations or statements made by third parties in respect of Coeur, its financial or operating results or its securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.

Date: June 4, 2019	By: /s/ Thomas S. Whelan
Name: Thomas S. Whelan Title: Senior Vice President and Chief Financial Officer